Exhibit 99.4

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. AEGERION PHARMACEUTICALS, INC. ATTN: JENNIFER FITZPATRICK ONE MAIN STREET, SUITE 800 CAMBRIDGE, MA 02142 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E13044-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. AEGERION PHARMACEUTICALS, INC. Preliminary Form of Proxy - Special Meeting to be held on [TBD], 2016 The Board of Directors of Aegerion Pharmaceuticals, Inc. recommends you vote FOR proposals 1, 2 and 3: For Against Abstain ! ! ! 1. The proposal to adopt the Agreement and Plan of Merger, dated as of June 14, 2016 (the "merger agreement"), by and among Aegerion, QLT Inc., a British Columbia corporation ("QLT"), and Isotope Acquisition Corp., a Delaware corporation and a wholly owned indirect subsidiary of QLT ("MergerCo"). The merger agreement provides for the merger of MergerCo with and into Aegerion (the "merger"), with Aegerion surviving as a wholly owned indirect subsidiary of QLT; ! ! ! ! ! ! 2. The proposal to approve, on an advisory, non-binding basis, specific compensatory arrangements between Aegerion and its named executive officers relating to the merger; and 3. The proposal to approve any motion to adjourn the Aegerion special meeting, or any adjournments thereof, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For address changes and/or comments, please check this box and write them on the back where indicated. ! ! Yes ! No Please indicate if you plan to attend this meeting. Please sign your name exactly as it appears on the stock certificate. All several joint owners should sign. Fiduciaries should give full title. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. E13045-TBD PRELIMINARY FORM OF PROXY - SPECIAL MEETING TO BE HELD ON [TBD], 2016 REVOCABLE PROXY AEGERION PHARMACEUTICALS, INC. SPECIAL MEETING OF STOCKHOLDERS [TBD], 2016 [TBD] A.M. (EDT) THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby makes, constitutes and appoints Gregory Perry and Benjamin Harshbarger, or either one of them, attorneys and proxies, with power of substitution in each, to act for the undersigned with respect to all shares of Common Stock of Aegerion Pharmaceuticals, Inc. held of record by the undersigned on [TBD], at the Special Meeting of Stockholders to be held at [TBD], on [TBD], at [TBD] a.m. (EDT), or any adjournment or postponement thereof, for the following purposes: THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side Address Changes/Comments: